UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549




                                 FORM 8-K

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES  EXCHANGE ACT OF 1934

    Date of Report (date of earliest event reported)  August 28, 1996


                       BENEFICIAL MORTGAGE CORPORATION
                       (Depositor and Master Servicer)

                   BENEFICIAL HOME EQUITY LOAN TRUST 1996-1
               (Issuer in Respect of the Beneficial Home Equity
                       Loan Asset Backed Certificates)

            (Exact name of registrant as specified in its charter)

  New York (Issuer)                  333-1614              11-3314368 (Issuer)
(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
of incorporation or                                        Identification No.)
organization)

301 North Walnut Street
Wilmington, Delaware                                              19801
(Address of principal executive offices)                       (Zip Code)


     Registrant's telephone number, including area code:  (302) 425-2500


          (Former name or former address, if changed since last report)
                                    NONE





Item 7.  Financial Statements and Exhibits

Exhibit 20.1	  Beneficial Home Equity Loan Asset Backed Certificates, Series
               1996-1 Statement to Certificateholders dated August 28, 1996.




                                 SIGNATURES

	Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on behalf of Beneficial Home Equity Loan Trust 1996-1 by the undersigned, thereunto duly authorized.



                				BENEFICIAL HOME EQUITY LOAN TRUST 1996-1
						                             Registrant

                				By:	Beneficial Mortgage Corporation
					                   (Depositor and Master Servicer)




                				By:	/S/ Richard J. Zak
	 			                  	Richard J. Zak
		 			                  Vice President (Chief Accounting Officer)


September 6, 1996





                               Exhibit Index
Exhibit
Number                       				Exhibit

20.1	     Beneficial Home Equity Loan Asset Backed Certificates,
	         Series 1996-1 Statement to Certificateholders dated August 28, 1996.



Exhibit 20.1


                        STATEMENT TO CERTIFICATEHOLDERS

Beneficial Mortgage Corporation Current Collection period 28Jun-96 to 27Jul-96 Beneficial Home Equity Loan Asset Backed Certificates P & S Agreement 01-Apr-96
       Class A Certificates, Series 1996-1
       Class M Certificates, Series 1996-1 Original Settlement date  30-Apr-96
       Class B Certificates, Series 1996-1 Distribution Date         28-Aug-96


               1 Month LIBOR                                           5.4375%

               Class A Pass-Through Rate (1 mo LIBOR + 18 bps)         5.6175%
               Class M Pass-Through Rate (1 mo LIBOR + 28 bps)         5.7175%
               Class B Pass-Through Rate (1 mo LIBOR + 25 bps)         5.6875%
       Distribution to Holders of Class A Certificates (per Certificate with a $1,000 denomination)

      1 i.     Amount Allocable to Class A Principal                 30.406327
        ii.    Amount Allocable to Unpaid Class A Principal Shortfall 0.000000
        iii.   Remaining Unpaid Class A Principal Shortfall After
               Such Distribution                                      0.000000

      2 i.     Amount Allocable to Class A Interest                   4.241022
        ii.    Amount Allocable to Class A Carryover Interest
               Shortfall                                              0.000000
        iii.   Amount Allocable to Unpaid Class A Interest
               Shortfall                                              0.000000
        iv.    Remaining Unpaid Class A Interest Shortfall
               After Such Distribution                                0.000000

      3 i.     Amount of Class A Principal Shortfall For Such
               Distribution Date                                      0.000000
        ii.    Amount of Class A Interest Shortfall For Such
               Distribution Date                                      0.000000

        Distribution to Holders of Class M Certificates (per Certificate with a $1,000 denomination)

      4 i.     Amount Allocable to Class M Principal                  0.000000
        ii.    Amount Allocable to Unpaid Class M Principal
               Shortfall                                              0.000000
        iii.   Remaining Unpaid Class M Principal Shortfall After
               Such Distribution                                      0.000000

      5 i.     Amount Allocable to Class M Interest                   4.764583
        ii.    Amount Allocable to Class M Carryover Interest
               Shortfall                                              0.000000
        iii.   Amount Allocable to Unpaid Class M Interest Shortfall  0.000000
        iv.    Remaining Unpaid Class M Interest Shortfall
               After Such Distribution                                0.000000

      6 i.     Amount of Class M Principal Shortfall For Such
               Distribution Date                                      0.000000
        ii.    Amount of Class M Interest Shortfall For Such
               Distribution Date                                      0.000000

        Distribution to Holders of Class B Certificates (per Certificate with a $1,000 denomination)

      7 i.     Amount Allocable to Class B Principal                 58.162753
        ii.    Amount Allocable to Unpaid Class B Principal Shortfall  0.000000
        iii.   Remaining Unpaid Class B Principal Shortfall After
               Such Distribution                                      0.000000

      8 i.     Amount Allocable to Class B Interest                   3.858441
        ii.    Amount Allocable to Class B Carryover Interest
               Shortfall                                              0.000000
        iii.   Amount Allocable to Unpaid Class B Interest Shortfall  0.000000
        iv.    Remaining Unpaid Class B Interest Shortfall After
               Such Distribution                                      0.000000

      9 i.     Amount of Class B Principal Shortfall For Such
               Distribution Date                                      0.000000
        ii.    Amount of Class B Interest Shortfall For Such
               Distribution Date                                      0.000000

     10        Ending Class A Principal Balance                 938,767,860.09
     11        Ending Class A Principal Factor                     87.5552938%

     12        Ending Class M Principal Balance                  66,074,000.00
     13        Ending Class M Principal Factor                    100.0000000%

     14        Ending Class B Principal Balance                  47,676,997.23
     15        Ending Class B Principal Factor                     75.5925817%

     16 i.     Ending Pool Number of Loans                              20,458
        ii.    Ending Pool Balance                            1,067,913,225.79

     17 i.     Number of Mortgage Loans 30 to 59 Days Delinquent         1,021
        ii.    Aggregate Principal Balances of Mortgage Loans
               30 to 59 Days Delinquent                          61,190,653.98
        iii.   Number of Mortgage Loans 60 or More Days Delinquent         213
        iv.    Aggregate Principal Balances of Mortgage Loans
               60 or More Days Delinquent                        16,870,256.20
     18        Book Value of Real Estate Aquired Through
               Foreclosure or Grant of a Deed                       713,728.41